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                                                                  EXHIBIT 10.49B

                SCHEDULE OF PARTIES TO NEW DIRECTORS AND OFFICERS
                            INDEMNIFICATION AGREEMENT


         Name                                        Date
         ----                                        ----
         Chad E. Coben                               April 4, 2000
         Susie C. Holliday                           April 17, 2000
         Jeffrey A. Marcus                           April 4, 2000
         Thomas P. McMillin                          April 4, 2000
         Daniel J. Wilson                            April 4, 2000